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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   ----------

                               theglobe.com, inc.
             (Exact name of registrant as specified in its charter)

         DELAWARE                                              14-1781422
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                            Identification Number)

                              110 E. BROWARD BLVD.
                                   14TH FLOOR
                            FORT LAUDERDALE, FL 33301
              (Address of registrant's principal executive offices)

                    THEGLOBE.COM, INC. 2000 STOCK OPTION PLAN
                             AS AMENDED AND RESTATED

                            (Full title of the plans)

                           CORPORATION SERVICE COMPANY
                        2711 CENTERVILLE ROAD, SUITE 400
                           WILMINGTON, DELAWARE 19808
                                  800-927-9800

            (Name, address and telephone number of agent for service)

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

                         CALCULATION OF REGISTRATION FEE

    Title of Each Class of                      Proposed Maximum      Proposed Maximum
          Securities           Amount To Be      Offering Price          Aggregate          Amount Of Registration
       To Be Registered        Registered(1)        Per Share          Offering Price                 Fee
Common Stock, par              7,500,000(2)          $0.43(3)           $3,225,000(4)              $408.61(5)
value $.001 per share             shares

(1) Plus such additional number of shares as may be required in the event of a stock dividend, stock split, recapitalization or other similar event in accordance with Rule 416 of the Securities Act of 1933, as amended (the "Securities Act").

(2) Such shares are being registered for issuance under our Amended and Restated 2000 Stock Option Plan. 500,000 shares were registered for issuance under our 2000 Stock Option Plan pursuant to our registration statement on Form S-8 filed with the Securities and Exchange Commission on April 27, 2001 (filenumber 333-59736) (the "Original Registration Statement"). The contents of the Original Registration Statement are incorporated herein by reference.

(3) Estimated solely for the purpose of determining the registration fee pursuant to Rule 457(h) of the Securities Act based upon the average of the high and low prices of the Registrant's Common Stock, par value $.001 per share, as reported by the Over the Counter Bulletin Board on December 28, 2004.

(4) The proposed maximum offering price is based on the 7,500,000 shares being registered for issuance under our Amended and Restated 2000 Stock Option Plan pursuant to this registration statement. The registration fee for the 500,000 shares registered for issuance under our 2000 Stock Option Plan pursuant to the Original Registration Statement was paid upon the filing thereof.

(5) The registration fee has been calculated exclusive of the 500,000 shares that were registered under our 2000 Stock Option Plan pursuant to the Original Registration Statement.

EXPLANATORY NOTE:

This registration statement relates to the registration of an additional 7,500,000 shares of common stock of theglobe.com, inc., $.001 par value, that may be issued under our Amended and Restated 2000 Stock Option Plan. Subject to adjustment as provided therein, the maximum number of shares of our common stock that may be issued under our Amended and Restated 2000 Stock Option Plan is 8,000,000. The contents of our registration statement on Form S-8 as filed with the Securities and Exchange Commission on April 27, 2001 (file number 333-59736) are hereby incorporated by reference.

                                     PART II

Item 8.   Exhibits

EXHIBIT NO.   DESCRIPTION OF EXHIBITS

4.1 Form of Fourth Amended and Restated Certificate of Incorporation of the Company previously filed as Exhibit 3.1 to the Company's Registration Statement No. 333-59751 on Form S-1/A filed on September 15, 1998 (incorporated herein by reference).

4.2 Certificate of Amendment to Fourth Amended and Restated Certificate of Incorporation of the Company previously filed as
              Exhibit 3.2 to the Company's Registration Statement on Form SB-2 filed with the SEC on April 16, 2004 (incorporated herein by reference).

4.3 Certificate of Amendment to Fourth Amended and Restated Certificate of Incorporation filed with the Secretary of State of Delaware on July 29, 2003 previously filed as Exhibit 3.3 to the Company's Registration Statement on Form SB-2 filed with the SEC on April 16, 2004 (incorporated herein by reference).

4.4 Certificate relating to Previously Outstanding Series of Preferred Stock and Relating to the Designation, Preferences and Rights of the Series F Preferred Stock filed as Exhibit 3.4 to the Company's Registration Statement on Form SB-2, filed with the Securities and Exchange Commission on April 16, 2004 (incorporated herein by reference).

4.5 Certificate of Amendment Relating to the Designation Preferences and Rights of the Junior Participating Preferred Stock previously filed as Exhibit 3.5 to the Company's Registration Statement on Form SB-2, filed with the Securities and Exchange Commission on April 16, 2004 (incorporated herein by reference).

4.6 Certificate of Amendment to the Fourth Amended and Restated Certificate of Incorporation, as amended, of the Company previously filed as Exhibit 4.2 to the Company's Current Report on Form 8-K filed on September 8, 2004 (incorporated herein by reference).

4.7 Certificate of Amendment to the Fourth Amended and Restated Certificate of Incorporation, as amended, of the Company previously filed as Exhibit 3.1 to the Company's Current Report on Form 8-K filed on December 2, 2004 (incorporated herein by reference).

4.8 Amended and Restated 2000 Stock Option Plan (filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed on December 2, 2004 (incorporated herein by reference).

5.1           Opinion of Proskauer Rose LLP (filed herewith).

23.1          Consent of Proskauer Rose LLP (included in Exhibit 5.1).

23.2          Consent of Rachlin Cohen & Holtz LLP (filed herewith).

                                   SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and duly caused this Registration Statement to be signed on its behalf of the undersigned, thereunto duly authorized, in the city of Fort Lauderdale, State of Florida, on January 3, 2005.


                                        theglobe.com, inc.


                                        By: /s/ Albert J. Detz
                                            ------------------------------------
                                            Albert J. Detz
                                            Chief Financial Officer (Principal
                                            Financial Officer and Principal
                                            Accounting Officer)

                                INDEX TO EXHIBITS

EXHIBIT NO.   DESCRIPTION OF EXHIBITS

4.1 Form of Fourth Amended and Restated Certificate of Incorporation of the Company previously filed as Exhibit 3.1 to the Company's Registration Statement No. 333-59751 on Form S-1/A filed on September 15, 1998 (incorporated herein by reference).

4.2 Certificate of Amendment to Fourth Amended and Restated Certificate of Incorporation of the Company previously filed as
              Exhibit 3.2 to the Company's Registration Statement on Form SB-2 filed with the SEC on April 16, 2004 (incorporated herein by reference).

4.3 Certificate of Amendment to Fourth Amended and Restated Certificate of Incorporation filed with the Secretary of State of Delaware on July 29, 2003 previously filed as Exhibit 3.3 to the Company's Registration Statement on Form SB-2 filed with the SEC on April 16, 2004 (incorporated herein by reference).

4.4 Certificate relating to Previously Outstanding Series of Preferred Stock and Relating to the Designation, Preferences and Rights of the Series F Preferred Stock filed as Exhibit 3.4 to the Company's Registration Statement on Form SB-2, filed with the Securities and Exchange Commission on April 16, 2004 (incorporated herein by reference).

4.5 Certificate of Amendment Relating to the Designation Preferences and Rights of the Junior Participating Preferred Stock previously filed as Exhibit 3.5 to the Company's Registration Statement on Form SB-2, filed with the Securities and Exchange Commission on April 16, 2004 (incorporated herein by reference).

4.6 Certificate of Amendment to the Fourth Amended and Restated Certificate of Incorporation, as amended, of the Company previously filed as Exhibit 4.2 to the Company's Current Report on Form 8-K filed on September 8, 2004 (incorporated herein by reference).

4.7 Certificate of Amendment to the Fourth Amended and Restated Certificate of Incorporation, as amended, of the Company previously filed as Exhibit 3.1 to the Company's Current Report on Form 8-K filed on December 2, 2004 (incorporated herein by reference).

4.8           Amended and Restated  2000 Stock Option Plan  previously  filed as
              Exhibit 10.1 to the Company's Current Report on Form 8-K filed on December 2, 2004 (incorporated herein by reference).

5.1           Opinion of Proskauer Rose LLP (filed herewith).

23.1          Consent of Proskauer Rose LLP (included in Exhibit 5.1).

23.2          Consent of Rachlin Cohen & Holtz LLP (filed herewith).